                                                             EXHIBIT (h)(32)(c)

                              Amendment No. 5 to
                   Administrative Services Letter Agreement
                                     Among
                            OppenheimerFunds, Inc.
                                      and
                    American General Life Insurance Company

The Administrative Services Letter Agreement, dated as of December 1, 1999, by and between OppenheimerFunds, Inc. and American General Life Insurance Company (the "Agreement") is hereby amended as follows:

    1. Schedule B is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective: September 15, 2008

OppenheimerFunds, Inc.

By:
        -------------------------------
Name:
        -------------------------------
Title:
        -------------------------------

American General Life Insurance                    [Corporate Seal]
Company

By:                                      Attest:
        -------------------------------           -----------------------------
Name:                                    Name:
        -------------------------------           -----------------------------
Title:                                   Title:
        -------------------------------           -----------------------------

                                 Schedule B to
          Amendment No. 5 to Administrative Services Letter Agreement
                          (Dated September 15, 2008)
                                     Among
                            OppenheimerFunds, Inc.
                                      and
                    American General Life Insurance Company

Separate Account                 Products
----------------                 ------------------------------
American General Life Insurance  The One VUL Solution (SM)
Company Separate Account VL-R    Variable Life Insurance
                                 Policy Form No. 99615

                                 AG Legacy Plus
                                 Variable Life Insurance
                                 Policy Form No. 98615

                                 Platinum Investor II
                                 Variable Life Insurance
                                 Policy Form No. 97610
                                 Effective: May 1, 2003

                                 Platinum Investor III
                                 Variable Life Insurance
                                 Policy Form No. 00600
                                 Effective: May 1, 2003

                                 Platinum Investor Survivor
                                 Variable Life Insurance
                                 Policy Form No. 99206
                                 Effective: May 1, 2003

                                 Platinum Investor Survivor II
                                 Variable Life Insurance
                                 Policy Form No. 01206
                                 Effective: May 1, 2003

                                 Platinum Investor PLUS
                                 Variable Life Insurance
                                 Policy Form No. 02600
                                 Effective: May 1, 2003

                                 Schedule B to
          Amendment No. 5 to Administrative Services Letter Agreement
                          (Dated September 15, 2008)
                                     Among
                            OppenheimerFunds, Inc.
                                      and
                    American General Life Insurance Company
                                  (Continued)

Separate Account                 Products
----------------                 -------------------------------
American General Life Insurance  Platinum Investor FlexDirector
Company                          Variable Life Insurance
Separate Account VL-R            Policy Form No. 03601
                                 Effective: January 15, 2004

                                 Corporate America Variable
                                 Life Insurance
                                 Policy Form No. 99301
                                 Effective: January 15, 2004

                                 Platinum Investor IV
                                 Variable Life Insurance
                                 Policy Form No. 04604
                                 Effective: January 1, 2005

                                 Platinum Investor VIP
                                 Variable Life Insurance
                                 Policy Form No. 05604
                                 Effective: February 1, 2006

                                 AIG Corporate Investor VUL
                                 Variable Life Insurance
                                 Policy Form No. 99301
                                 Effective: August 31, 2007

                                 AIG Income Advantage VUL
                                 Variable Life Insurance
                                 Policy Form No. 07704
                                 Effective: October 1, 2007

                                 AIG Protection Advantage VUL
                                 Variable Life Insurance
                                 Policy Form No. 07921
                                 Effective: February 1, 2008

                                 Schedule B to
          Amendment No. 5 to Administrative Services Letter Agreement
                          (Dated September 15, 2008)
                                     Among
                            OppenheimerFunds, Inc.
                                      and
                    American General Life Insurance Company
                                  (Continued)

                                       AIG Income Advantage Select
                                       Variable Life Insurance
                                       Policy Form No. 08704
                                       Effective: September 15, 2008

Separate Account                       Products
----------------                       -------------------------------------
American General Life Insurance        Platinum Investor Immediate Variable
Company                                Annuity
Separate Account D                     Policy Form No. 03017
                                       Effective: January 1, 2005